UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 6, 2019
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

       Between June 3, 2019 and June 6, 2019, BioRestorative Therapies, Inc. (the “Company”) issued an aggregate of 581,092 shares of common stock of the Company in exchange for outstanding indebtedness in the aggregate amount of $105,101, inclusive of accrued and unpaid interest.

   Between June 4, 2019 and June 7, 2019, the Company issued convertible promissory notes in the aggregate principal amount of $536,950 for aggregate cash proceeds of $510,000. The convertible notes bear interest at rates ranging between 8% and 12% per annum payable at maturity with original maturity dates ranging between December 2019 and June 2020, depending on the note. The convertible notes and respective accrued interest are convertible into shares of the Company's common stock at the election of the holder as follows: (i) $100,000 of principal is convertible into shares after the 180th day following the issue date at a conversion price generally equal to 58% of the fair value of the Company's common stock and (ii) $436,950 of aggregate principal is convertible at a fixed price of $1.00 or $2.00 per share, depending on the note, for the first six months following the issue date; thereafter, principal and accrued interest are convertible at the election of the respective holder at a conversion price generally equal to 58% or 65% of the fair value of the Company’s common stock, depending on the note.

           On June 4, 2019, the Company issued 75,000 shares of immediately vested common stock to a consultant for services rendered.

   For each of the securities issuances, the Company relied upon Section 4(a)(2) of the Securities Act of 1933, as amended (the "Act"), as transactions by an issuer not involving any public offering or Section 3(a)(9) of the Act as a security exchanged by an issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange. For each such transaction, the Company did not use general solicitation or advertising to market the securities, the securities were offered to a limited number of persons, the investors had access to information regarding the Company (including information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Report on Form 10-Q for the period ended March 31, 2019, Current Reports on Form 8-K filed with the Securities and Exchange Commission and press releases made by the Company), and management of the Company was available to answer questions from prospective investors.  The Company reasonably believes that each of the investors is an accredited investor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioRestorative Therapies, Inc.

Dated: June 12, 2019	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer